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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 28, 1996
                                                    ----------------

                              FIRST KNOX BANC CORP
                              --------------------
             (Exact name of registrant as specified in its charter)


         UNITED STATES                   0-13161             31-1121049
         -------------                   -------             ----------
(State or other jurisdiction of        (Commission           (IRS Employer
 incorporated or organization)        File Number)           Identification No.)


One South Main Street, Mount Vernon, Ohio                              43050
-----------------------------------------                              -----
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:   (216) 393-5500
                                                      --------------


Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.


Common Shares, $3.125 par value per share                 3,755,618
-----------------------------------------       -----------------------------
                  (Class)                      (Outstanding at October 28, 1996)



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                            FIRST KNOX BANC CORP.
                              Mount Vernon, Ohio



                               TABLE OF CONTENTS
                               -----------------

                                                           Page

Item 5:  Other Events                                         3

Item 7:  Financial Statements and Exhibits                    3

Signatures                                                    4

Index of Exhibits                                             5




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                              FIRST KNOX BANC CORP.
                               Mount Vernon, Ohio



ITEM 5.  OTHER EVENTS

         On Monday, October 28, 1996, Registrant entered into an Agreement and Plan of Merger ("Agreement") with Park National Corporation ("Park National"), a bank holding company headquartered in Newark, Ohio, whereby Park National will acquire Registrant. Under the terms of the Agreement, Park National will exchange 0.5914 shares of Park National common stock for each share of Registrant's outstanding common stock in a tax free exchange. Park National expects to issue an aggregate of 2,345,000 shares of common stock to complete the merger which will be accounted for as a pooling-of-interests. The exact exchange ratio will be determined pursuant to a formula that is based upon, among other things, the market price of Park National common stock and the number of shares of Registrant's common stock outstanding or subject to options prior to closing. The transaction is valued at approximately $29.00 per share of Registrant's common stock, or approximately $114.3 million based on the $48.75 closing price of Park National common stock on October 25, 1996. Closing of the transaction is subject to certain conditions including regulatory approval and the approval of the shareholders of Registrant and Park National.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)      EXHIBITS.

                  10(a)    Agreement and Plan of Merger dated October 28, 1996

                  10(b) Joint press release by Registrant and Park National dated October 29, 1996




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                              FIRST KNOX BANC CORP.
                               Mount Vernon, Ohio



                                   SIGNATURES
                                   ----------



Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     FIRST KNOX BANC CORP.
                                                     ---------------------
                                                         (Registrant)



 November 1, 1996                        /s/ Carlos E. Watkins
 ----------------                        ------------------------------------
      Date                               Carlos E. Watkins
                                         President and Chief Executive Officer


 November 1, 1996                        /s/ Ian Watson
 ----------------                        ------------------------------------
      Date                               Ian Watson
                                         Vice President and Secretary



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                              FIRST KNOX BANC CORP.
                               Mount Vernon, Ohio





                                INDEX OF EXHIBITS
                                -----------------

  EXHIBIT
  -------

   10(a)          Agreement and Plan of Merger dated October 28, 1996

   10(b) Joint press release of Registrant and Park National dated October 29, 1996


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